Filed Pursuant to Rule 497(e)
Registration Statement Nos. 333-128699
333-151910
333-145064

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

TIAA-CREF LIFE INSURANCE COMPANY

PROSPECTUS SUPPLEMENT NUMBER 6

dated August 11, 2014 to the

Intelligent Life® VUL and Survivorship VUL Prospectus

dated May 1, 2014, as supplemented April 24, 2014, May 1, 2014, May 13, 2014, and

July 1, 2014

Intelligent Variable Annuity® Prospectus

dated May 1, 2014, as supplemented May 1, 2014, and July 1, 2014

This supplement amends a certain disclosure in the above-referenced prospectuses for the Contracts with the same names. All other provisions of your Contract remain as stated in your Contract and prospectus, as previously amended. Please keep this supplement with your prospectus for future reference.

Franklin Mutual Shares VIP Fund

The Franklin Mutual Shares VIP Fund changed it’s annual portfolio operating expenses effective 08/01/2014 in the following prospectuses:

Intelligent Life VUL & Intelligent Life Survivorship VUL

Intelligent Variable Annuity

Portfolio	Management Fees	Distribution (12b-1) or Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Gross Total Annual Portfolio Operating Expenses	Contractual Fee Waivers and Reimbursements	Net Total Annual Portfolio Operating Expenses
Franklin Mutual Shares VIP Fund — Class I	0.69%[1]	0.0%	0.02%[1]	0.00%	0.71%	0.00%	0.71%
1.	Management fees and other expenses have been restated to reflect current fiscal year fees and expenses as a result of the bundling of the Fund’s investment management agreement with its fund administration agreement effective May 1, 2014. Such combined investment management fees are described further under “Management” in the Fund’s prospectus. Total annual fund operating expenses are not affected by such bundling.

For more information about this change and about the portfolios in general, refer to the Franklin Mutual Shares VIP Fund prospectus.

A14469 (08/14)